United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 22, 2025

Date of Report (Date of earliest event reported)

SPI Energy Co., Ltd.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-37678	20-4956638
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

94 Solaris Avenue, Camana Bay, Grand Cayman, Cayman Islands	KY1-1204
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

4803 Urbani Ave.

McClellan Park, CA

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares	SPIEF	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03 Bankruptcy or Receivership.

On July 22, 2025, SPI Energy Co., Ltd. (the "Company") was placed into Official Liquidation by Order of the Grand Court of the Cayman Islands (the “Cayman Court”). Graham Robinson and James Parkinson of Crowe Cayman Ltd., 94 Solaris Avenue, Camana Bay, Grand Cayman, PO Box 30851, KY1-1204, Cayman Islands, have been appointed Joint Official Liquidators (“JOLs”) of the Company from the date of liquidation. As such, the powers of the directors of the Company ceased at the date of the Order. A letter to the stakeholders is found as Exhibit 10.1.

Trading of the Company’s ordinary shares has been suspended by the Nasdaq Stock Market LLC as of January 15, 2025. Pursuant to section 99 of the Cayman Islands Companies Act 2025 and Order 19, Rule 4 of the Cayman Islands Companies Winding Up Rules (2023 Consolidation), acquisitions and disposals of the shares in a company subject to a winding up order are only permissible subject to the provision of a validation order from the Cayman Court, on request of a company’s liquidators.

Consequently, by virtue of the JOLs’ appointment, no acquisition or disposal of the Company’s shares, from July 22, 2025, onward will be considered valid, unless otherwise agreed to by the JOLs and subsequently, sanctioned by Cayman Court.

The JOLs advise that they are in the process of investigating the Company’s financial position and are not presently able to comment on its future prospects.

Further disclosures will be made in due course; however, it should be noted that the liquidation of the Company represents a formal insolvency process and that, pursuant to Cayman Islands laws, ordinary equity holders rank behind unsecured creditors in the statutory priority of payments, in the event that distributable assets are recovered.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Set forth below is a list of the exhibits to this Current Report on Form 8-K.

10.1	SPI Energy - Letter to Members
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPI ENERGY CO., LTD.

September 17, 2025	By:	/s/ Graham Robinson
Name: Graham Robinson
Title: Joint Official Liquidator

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